UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2025

Dine Brands Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15283	95-3038279
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

10 W Walnut Street, 5th Floor
Pasadena, California	91103
(Address of principal executive offices)	(Zip Code)

(818) 240-6055

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	DIN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 4, 2025, Dine Brands Global, Inc., a Delaware corporation (the “Corporation”), and certain subsidiaries of the Corporation entered into a Purchase Agreement (the “Purchase Agreement”), pursuant to which two special purpose subsidiaries of the Corporation have agreed to jointly issue and sell the Series 2025-1 6.720% Fixed Rate Senior Secured Notes, Class A-2 (the “Notes”) in an initial aggregate principal amount of $600 million. The closing of the sale of the Notes is subject to the satisfaction of various closing conditions specified in the Purchase Agreement. A copy of the Purchase Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On June 5, 2025, the Corporation issued a press release announcing its entry into the Purchase Agreement and the pricing of the Notes. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information contained in this Item 7.01, including the related information set forth in the press release attached hereto as an Exhibit and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Purchase Agreement, dated June 4, 2025, among the Corporation, certain subsidiaries of the Corporation and Guggenheim Securities, LLC.

99.2	Press Release regarding the Corporation’s entry into the Purchase Agreement and pricing of the Notes issued by the Corporation on June 5, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2025

DINE BRANDS GLOBAL, INC.

By:	/s/ Vance Y. Chang
Name:	Vance Y. Chang
Title:	Chief Financial Officer